Filed pursuant to Rule 497(e)
File Nos. 333-172080; 811-22525

Managed Portfolio Series (the "Trust")

Muhlenkamp Fund (the “Fund”)

Supplement dated May 30, 2025, to the Summary Prospectus,
Prospectus and Statement of Additional Information ("SAI"),
each dated April 30, 2025

Mr. Ron Muhlenkamp, the 83% owner of Muhlenkamp & Company, Inc. (the “Adviser”), the investment adviser to the Fund since its inception, intends to transition substantially all of his ownership to Mr. Anthony Muhlenkamp and Mr. Jeffrey Muhlenkamp (the “Transition”).
Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment advisory agreement with the Adviser terminates automatically upon its assignment, which is deemed to include any change in control of the Adviser. Mr. Ron Muhlenkamp owns greater than 25% of the outstanding shares of stock of the Adviser, and after the Transition, Mr. Anthony Muhlenkamp and Mr. Jeffrey Muhlenkamp will each own greater than 25% of the outstanding shares of the stock of the Adviser. As a result, a change in control of the Adviser will occur under the 1940 Act and, accordingly, the Fund’s investment advisory agreement with the Adviser will automatically terminate as provided under the 1940 Act.
The Adviser’s new ownership structure will not result in any significant changes for existing shareholders of the Fund following the Transition. However, under the federal securities laws, the Fund’s shareholders must approve a new investment advisory agreement. There are no material differences between the existing investment advisory agreement and the new investment advisory agreement other than their effective dates and term provisions. Additionally, the proposed approval of the new investment advisory agreement will not result in an increase in the annual investment management fee paid by the Fund and is not expected to impact the Fund’s total expenses.
At a special meeting of shareholders expected to be held in August 2025, shareholders will vote on a proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser. The proposed new investment advisory agreement would become effective as of the date of the change in control of the Adviser, which is expected to occur shortly after the shareholder meeting. The forthcoming proxy statement describing the proposal is expected to be mailed in July 2025 to the Fund’s record-date shareholders and will be available on the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

This supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference